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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  FORM 8-K/A

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):    January 1, 1998




                         PROSOFT I-NET SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



       Nevada                        000-21535             87-0448639
(State or other jurisdiction of     (Commission         (I.R.S. Employer
incorporation)                      File Number)       Identification No.)



                         3001 Bee Caves Rd.  Suite 220
                              Austin, Texas 78746
               (Address of principal executive offices, zip code)


      Registrant's telephone number, including area code: (512) 328-6140

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     This Current Report on Form 8-K was originally filed on January 16, 1998 (the "Original Filing"). In the Original Filing, the Company stated that, in connection with the acquisition which is the subject of the Original Filing, it would file the financial statements as prescribed by Rule 3-05 of Regulation S-X and the pro forma financial information prescribed by Article 11 of Regulation S-X no later than March 17, 1998. The Company has determined that it is not required to file any such financial statements or pro forma financial information and the purpose of this filing is to simply reflect that fact.
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                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PROSOFT I-NET SOLUTIONS, INC.



Date:  March 5, 1998                By:  /s/ Brooks A. Corbin
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                                         Brooks A. Corbin
                                         Chief Financial Officer

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